Exhibit 10.2

EXECUTION VERSION

SECURITY AND PLEDGE AGREEMENT
THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of April 30, 2018 among OWENS & MINOR DISTRIBUTION, INC., a Virginia corporation (“Distribution”), OWENS & MINOR MEDICAL, INC., a Virginia corporation (“Medical”), Barista Acquisition I, LLC, a Virginia limited liability company (“Barista I”), Barista Acquisition II, LLC, a Virginia limited liability company (“Barista II”), O&M HALYARD, INC., a Virginia corporation (“O&M Halyard”), OWENS & MINOR, INC., a Virginia corporation (the “Parent”), and such other parties that may become Obligors hereunder after the date hereof (together with Distribution, Medical, Barista I, Barista II, O&M Halyard and the Parent, individually an “Obligor”, and collectively the “Obligors”), and BANK OF AMERICA, N.A., in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties.
RECITALS
WHEREAS, pursuant to that certain Credit Agreement, dated as of July 27, 2017 (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced or replaced from time to time, the “Credit Agreement”) among Distribution, Medical, Barista I, Barista II, O&M Halyard, each other Borrower as may become party thereto from time to time pursuant to Section 2.12 of the Credit Agreement, the Parent and the other Guarantors party thereto, the Banks from time to time party thereto, Wells Fargo Bank, N.A., as administrative agent for the Pro Rata Facilities, and Bank of America, N.A., as administrative agent for the Term B Facility and as the Collateral Agent, the Banks have agreed to make Loans and the Issuing Banks have agreed to issue Letters of Credit, in each case upon the terms and subject to the conditions set forth therein;
WHEREAS, pursuant to that certain Indenture, dated as of September 16, 2014 (as supplemented by that certain First Supplemental Indenture, dated September 16, 2014, as further supplemented by that certain Second Supplemental Indenture, dated April 2, 2018, and as further supplemented by that certain Third Supplemental Indenture, dated the date hereof, the “Indenture”), among the Parent, the guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), the Parent issued the 2021 Notes and the 2024 Notes; and
WHEREAS, this Agreement is required by the terms of the Credit Agreement and the Indenture.
NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions.
(a)Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
(b)The following terms shall have the meanings set forth in Article 1, Article 8 or Article 9, as applicable, of the UCC: Accession, Account, Adverse Claim, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Securities Account, Securities Intermediary, Security, Software, Supporting Obligation and Tangible Chattel Paper.
(c)In addition, the following terms shall have the meanings set forth below:
“Collateral” has the meaning provided in Section 2.
“Copyright License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right under any Copyright.

“Copyrights” means (i) all copyrights registered in the United States in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or political subdivision thereof, and (ii) all renewals thereof.
“Default” means any Default or, solely in the case of Section 8(h), any “Default” as such term is defined in the Indenture.
“Event of Default” means any Event of Default or, solely in the case of Section 8(h), any “Event of Default” as such term is defined in the Indenture.
“Facility Termination Date” means the date as of which all of the following shall have occurred: (i) the Aggregate Commitments have terminated, (ii) all Obligations of the type identified in clause (a) of the definition thereof have been paid in full in cash or immediately available funds (other than contingent indemnification obligations for which no claim has been asserted), (iii) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the applicable Issuing Bank shall have been made), and (iv) all Credit Documents have terminated.
“Note Obligations” means all of the obligations of the Obligors to the Noteholders, whenever arising, under the Indenture, the 2021 Notes, the 2024 Notes or any other document relating thereto (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Obligor, regardless of whether such interest is an allowed claim under the Bankruptcy Code).
“Patent License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right under any Patent, including any right to manufacture, use or sell any invention covered by a Patent.
“Patents” means (i) all letters patent of the United States or any political subdivision thereof and all reissues and extensions thereof, and (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.
“Pledged Equity” means, with respect to each Obligor, (i) one hundred percent (100%) of the issued and outstanding Capital Stock directly owned by such Obligor in each of its Domestic Subsidiaries, and (ii) sixty five percent (65%) (or such greater percentage that, due to a change in an applicable Law after the Second Amendment Effective Date, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent, and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956‑2(c)(2)) and one hundred percent (100%) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956‑2(c)(2)), in each case, directly owned by such Obligor in each of its Foreign Subsidiaries, including the Capital Stock of the Subsidiaries owned by such Obligor as set forth on Schedule 1(b), in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following: (1) all Capital Stock representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and (2) in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Capital Stock of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of such Obligor.

“Secured Obligations” means, without duplication, (a) all Obligations, (b) all Note Obligations, (c) all costs and expenses incurred in connection with enforcement and collection of the Obligations, including the fees, charges and disbursements of counsel, and (d) all costs and expenses incurred in connection with enforcement and collection of the Note Obligations, including the fees, charges and disbursements of counsel.
“Trademark License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to use any Trademark.
“Trademarks” means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any political subdivision thereof, or otherwise and (ii) all renewals thereof.
“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.
2.Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts; (b) all Chattel Paper; (c) those certain Commercial Tort Claims set forth on Schedule 2(c); (d) all Copyrights; (e) all Copyright Licenses; (f) all Deposit Accounts; (g) all Documents; (h) all Equipment; (i) all Fixtures; (j) all General Intangibles; (k) all Goods; (l) all Instruments; (m) all Inventory; (n) all Investment Property; (o) all Letter-of-Credit Rights; (p) all Money; (q) all Patents; (r) all Patent Licenses; (s) all Payment Intangibles; (t) all Pledged Equity; (u) all Software; (v) all Supporting Obligations; (w) all Trademarks; (x) all Trademark Licenses; and (y) all Accessions and all Proceeds of any and all of the foregoing.
Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to, and the defined term Collateral shall not include, Excluded Property.
The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising, and (ii) is not and shall not be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.
Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that an Obligor may from time to time hereafter deliver additional Capital Stock to the Collateral Agent as collateral security for the Secured Obligations. Upon delivery to the Collateral Agent, such additional Capital Stock shall be deemed to be part of the Pledged Equity of such Obligor and shall be subject to the terms of this Agreement whether or not Schedule 1(b) is amended to refer to such additional Capital Stock.
3.Representations and Warranties. Each Obligor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that:
(a)Ownership. Such Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. There exists no Adverse Claim with respect to the Pledged Equity of such Obligor.
(b)Security Interest/Priority. This Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing of a UCC financing statement, shall constitute a valid and perfected, first priority (subject to Permitted Liens) security interest in such Collateral (including all uncertificated Pledged Equity owned by such Obligor consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing a financing statement under the UCC, free and clear of all Liens except for Permitted Liens. The taking of possession by the Collateral Agent of the certificated securities (if any) evidencing the Pledged Equity owned by such Obligor and all other Instruments, Documents, Tangible Chattel Paper or Money constituting Collateral of such Obligor will perfect and establish the first priority of the Collateral Agent’s security interest in all the Pledged Equity evidenced by such certificated securities and such Instruments, Documents, Tangible Chattel Paper and Money.
(c)Types of Collateral. None of the Collateral of such Obligor consists of, or is the Accessions or Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or standing timber.
(d)Accounts. (i) Each Account of such Obligor that constitutes Collateral and the papers and documents relating thereto are genuine and in all material respects accurate and what they purport to be, (ii) each such Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered), or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein, (iii) no such Account is evidenced by any Instrument or Chattel Paper unless, to the extent required under Section 4(a), such Instrument or Chattel Paper has been endorsed over and delivered to, or submitted to the control of, the Collateral Agent, and (iv) no surety bond was required or given in connection with any such Account or the contracts or purchase orders out of which they arose.
(e)Equipment and Inventory. With respect to any Equipment and/or Inventory of such Obligor, such Obligor has exclusive possession and control of such Equipment and Inventory except for (i) Equipment and Inventory located at locations leased by such Obligor, (ii) Inventory on consignment, (iii) Equipment leased by such Obligor as a lessee, or (iv) Equipment or Inventory in transit with common carriers.
(f)Authorization of Pledged Equity. All Pledged Equity owned by such Obligor is duly authorized and validly issued, is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person.
(g)No Other Capital Stock, Instruments, etc. As of the Second Amendment Effective Date, such Obligor does not (i) own any certificated Capital Stock in any Subsidiary that is required to be pledged and delivered to the Collateral Agent hereunder except as set forth on Schedule 1(b), and (ii) hold any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Collateral Agent pursuant to Section 4(a)(i), other than (A) any intercompany notes, or (B) as set forth on Schedule 3(g). Subject to the proviso to Section 2(f) of the Second Amendment, all such certificated securities, Instruments, Documents and Tangible Chattel Paper required to be delivered have been, or substantially simultaneously with the occurrence of the Second Amendment Effective Date, are being, delivered to the Collateral Agent.
(h)Partnership and Limited Liability Company Interests. Except as previously disclosed to the Collateral Agent, none of the Collateral of such Obligor consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.
(i)Contracts; Agreements; Licenses. Such Obligor has no contracts, agreements or licenses relating to material Intellectual Property that constitutes Collateral which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein.
(j)Mergers, etc. As of the Second Amendment Effective Date, except as set forth on Schedule 3(j), such Obligor has not been party to a merger, consolidation or other change in structure or used any tradename in the prior four months.
(k)Consents, etc. There are no restrictions in such Obligor’s organizational documents governing any Pledged Equity owned by such Obligor or any other document related thereto which would limit or restrict (i) the grant of a Lien pursuant to this Agreement on such Pledged Equity, (ii) the perfection of such Lien, or (iii) the exercise of remedies in respect of such perfected Lien in such Pledged Equity as contemplated by this Agreement. Except for (A) the filing or recording of UCC financing statements, (B) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (C) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(a)), (D) such actions as may be required by Laws affecting the offering and sale of securities, (E) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity owned by such Obligor in any Foreign Subsidiaries, and (F) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required for (1) the grant by such Obligor of the security interest in the Collateral of such Obligor granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, (2) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(a)) or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office), or (3) the exercise by the Collateral Agent of the rights and remedies provided for in this Agreement.
(l)Commercial Tort Claims. As of the Second Amendment Effective Date, such Obligor does not have any Commercial Tort Claims seeking damages in excess of $500,000 other than as set forth on Schedule 2(c).
(m)Copyrights, Patents and Trademarks.
(i)To the knowledge of a Responsible Officer of such Obligor, each Copyright, Patent and Trademark of such Obligor constituting Collateral is valid, subsisting, unexpired, enforceable and has not been abandoned, except where the failure to do so or the abandonment thereof could not reasonably be expected to have a Material Adverse Effect.
(ii)To the knowledge of a Responsible Officer of such Obligor, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of any Copyright, Patent or Trademark of such Obligor constituting Collateral, except where such holding, decision or judgment could not reasonably be expected to have a Material Adverse Effect.
(iii)No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark of such Obligor constituting Collateral, and that, if adversely determined, could reasonably be expected to have a material adverse effect on the value of any material Copyright, Patent or Trademark of such Obligor constituting Collateral.
(iv)All applications pertaining to the Copyrights, Patents and Trademarks of such Obligor constituting Collateral have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(v)Such Obligor has not made any assignment of, or entered into any agreement granting any Lien in, the Copyrights, Patents or Trademarks of such Obligor constituting Collateral hereunder, except as permitted by the Credit Agreement.
4.Covenants. Each Obligor covenants that until the Facility Termination Date, such Obligor shall:
(a)Instruments/Chattel Paper/Pledged Equity/Control.
(i)(A) If any amount in excess of $500,000 payable under or in connection with any of the Collateral of such Obligor shall be or become evidenced by any Instrument or Tangible Chattel Paper (except, in either case, intercompany notes), or if any property constituting Collateral of such Obligor with a value in excess of $500,000 shall be stored or shipped subject to a Document, in either case, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Collateral Agent to perfect its security interest in such Collateral, is delivered to the Collateral Agent duly endorsed in a manner reasonably satisfactory to the Collateral Agent, and (B) ensure that any Collateral of such Obligor consisting of Tangible Chattel Paper is marked with a legend acceptable to the Collateral Agent indicating the Collateral Agent’s security interest in such Tangible Chattel Paper.
(ii)(A) Concurrently with the delivery of each compliance certificate pursuant to Section 7.1(c) of the Credit Agreement, deliver to the Collateral Agent all certificates and instruments constituting Pledged Equity owned by such Obligor and not otherwise previously delivered to the Collateral Agent, all in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a)(ii), and (B) prior to delivery to the Collateral Agent, hold all such certificates and instruments constituting Pledged Equity owned by such Obligor in trust for the benefit of the Collateral Agent pursuant hereto.
(b)Filing of Financing Statements, Notices, etc. Execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Collateral Agent may reasonably request) and do all such other things as the Collateral Agent may reasonably deem necessary or appropriate (i) to assure the Collateral Agent of the creation, perfection and priority of the security interests hereunder, including (A) such instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Exhibit 4(b)(i)(B), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents in the form of Exhibit 4(b)(i)(C), and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks in the form of Exhibit 4(b)(i)(D), (ii) to consummate the transactions contemplated hereby, and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder, and, in furtherance of the foregoing, such Obligor hereby (1) irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other person whom the Collateral Agent may designate, as such Obligor’s attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Collateral Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Facility Termination Date, and (2) agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Obligor wherever the Collateral Agent may in its sole discretion desire to file the same.
(c)Treatment of Accounts. Not grant or extend the time for payment of any Account of such Obligor, or compromise or settle any Account of such Obligor for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, in each case, other than (i) in accordance with such Obligor’s credit policy, or (ii) in the ordinary course of such Obligor’s business.
(d)Commercial Tort Claims. (i) Promptly forward to the Collateral Agent an updated Schedule 2(c) listing any and all Commercial Tort Claims by or in favor of such Obligor seeking damages in excess of $500,000, and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Collateral Agent, or required by Law to create, preserve, perfect and maintain the Collateral Agent’s security interest in any Commercial Tort Claims initiated by or in favor of such Obligor.
(e)Books and Records. Cause the issuer of the Pledged Equity owned by such Obligor to mark its books and records to reflect the security interest granted pursuant to this Agreement.
(f)Nature of Collateral. At all times maintain the Collateral of such Obligor as personal property (except for Fixtures located on real property set forth on Schedule 6.6(c) of the Credit Agreement) and not affix any of such Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Collateral Agent shall have a perfected Lien on such Fixture or real property.
(g)Issuance or Acquisition of Capital Stock in Partnerships or Limited Liability Companies. Not without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account, or (v) constitutes a Security or a Financial Asset.
(h)Intellectual Property.
(i)(A) Not do any act or omit to do any act whereby any material Copyright of such Obligor may become invalidated or injected into the public domain, and (B) take all reasonable and necessary steps as such Obligor shall reasonably deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each Copyright owned by such Obligor and to maintain each registration of each Copyright owned by such Obligor including filing of applications for renewal where necessary;
(ii)Not make any assignment or agreement in conflict with the security interest in the Copyrights of such Obligor hereunder (except as permitted by the Credit Agreement).

(iii)Except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (A) continue to use each Trademark of such Obligor on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) employ such Trademark with the appropriate notice of registration, if applicable, (C) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (D) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any such Trademark may become invalidated.
(iv)Not do any act, or omit to do any act, whereby any Patent of such Obligor may become abandoned or dedicated, except where such abandonment or dedication could not reasonably be expected to have a Material Adverse Effect.
(v)Take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Patent and Trademark, in each case, of such Obligor, including filing of applications for renewal, affidavits of use and affidavits of incontestability.
(vi)Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of such Obligor hereunder (except as permitted by the Credit Agreement).
Notwithstanding the foregoing, such Obligor may, in their reasonable business judgment, fail to maintain, pursue, preserve or protect any Copyright, Patent or Trademark which is not material to its business.
5.Authorization to File Financing Statements. Each Obligor hereby authorizes the Collateral Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time deem reasonably necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).
6.Advances. On failure of any Obligor to perform any of the covenants and agreements contained herein or in any other Credit Document, upon at least two (2) Business Days’ prior written notice from the Collateral Agent to the Borrower Representative, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely written notice thereof and demand therefor (together with reasonably detailed backup documentation supporting such demand for reimbursement), shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
7.Remedies.
(a)General Remedies. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in any other documents relating to the Secured Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Collateral Agent at the expense of the Obligors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Neither the Collateral Agent’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Obligor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (A) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (B) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such securities. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Collateral Agent may adjourn or postpone or cause the adjournment or postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was adjourned or postponed, or the Collateral Agent may further adjourn or postpone such sale by announcement made at such time and place.
(b)Remedies relating to Accounts. Upon the occurrence and during the continuance of an Event of Default, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent, and (ii) the Collateral Agent shall have the right to enforce any Obligor’s rights against its customers and account debtors, and the Collateral Agent or its designee may notify (or require any Obligor to notify) any Obligor’s customers and account debtors that the Accounts of such Obligor have been assigned to the Collateral Agent or of the Collateral Agent’s security interest therein (provided that such Obligor shall have the right to be present at or to participate in any such notification), and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be solely for the Collateral Agent’s own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. Neither the Collateral Agent nor the Secured Parties shall have any liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, upon the occurrence and during the continuation of an Event of Default, (A) the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications, (B) upon the Collateral Agent’s request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts, and (C) the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts (provided that such Obligor shall have the right to be present at or to participate in any such communication).
(c)Deposit Accounts. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with the Collateral Agent.
(d)Access. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.
(e)Nonexclusive Nature of Remedies. Failure by the Collateral Agent to exercise any right, remedy or option under this Agreement, any other Credit Document, any other document relating to the Secured Obligations, or as provided by Law, or any delay by the Collateral Agent in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent shall only be granted as provided herein. To the extent permitted by Law, neither the Collateral Agent nor any party acting as attorney for the Collateral Agent shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder, as determined by a court of competent jurisdiction by final and non-appealable judgement. The rights and remedies of the Collateral Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent may have.
(f)Retention of Collateral. In addition to the rights and remedies hereunder, the Collateral Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.
(g)Proceeds from Remedies Exercise. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 7, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in accordance with

Section 9, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to any Obligor.
(h)Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.
8.Appointment and Authorization of Collateral Agent; Rights of the Collateral Agent.
(a)Appointment and Authorization. By accepting the benefits hereof, each of the Secured Parties hereby irrevocably appoints the Collateral Agent as its agent for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Obligors to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto, and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Credit Documents, together with such powers and discretion as are reasonably incidental, and the Collateral Agent hereby accepts such appointment. By accepting the benefits of this Agreement, each of the Secured Parties agrees to indemnify the Collateral Agent as contemplated by Section 11.5(c) of the Credit Agreement as if such Secured Party was a “Bank” as set forth in Section 11.5(c) of the Credit Agreement.
(b)Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:
(i)to demand, collect, settle, compromise, adjust, and give discharges and releases, all as the Collateral Agent may reasonably deem appropriate;
(ii)to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;
(iii)to defend, settle or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Collateral Agent may reasonably deem appropriate;
(iv)to receive, open and dispose of mail addressed to such Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;
(v)to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;
(vi)to adjust and settle claims under any insurance policy relating thereto;
(vii)to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may deem necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;
(viii)to institute any foreclosure proceedings that the Collateral Agent may reasonably deem appropriate;
(ix)to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;
(x)to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may reasonably deem appropriate;
(xi)to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Collateral Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7;
(xii)to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;
(xiii)to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;
(xiv)to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and
(xv)to do and perform all such other acts and things as the Collateral Agent may reasonably deem appropriate in connection with the Collateral.
This power of attorney is a power coupled with an interest and shall be irrevocable until the Facility Termination Date. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final and non-appealable judgment. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.
(c)Resignation by the Collateral Agent. The Collateral Agent may from time to time resign and appoint a successor Collateral Agent in accordance with the provisions of Section 10.6 of the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Collateral Agent under this Agreement in relation thereto.
(d)The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder and accounting for Money actually received by the Collateral Agent, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7, the Collateral Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.
(e)Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts, as applicable, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(f)Voting and Payment Rights in Respect of the Pledged Equity.
(i)So long as no Event of Default shall exist, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity owned by such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement, and (B) receive and retain any and all dividends (other than stock dividends and other dividends constituting Collateral), principal or interest paid in respect of the Pledged Equity owned by such Obligor to the extent allowed under the Credit Agreement.
(ii)Upon the occurrence and during the continuance of an Event of Default and, in the case of clause (ii)(A) below, after receipt by the Borrower Representative of written notice from the Collateral Agent, (A) all rights of an Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(f)(i)(A) shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(f)(i)(B) shall cease and all such rights shall thereupon be vested in the Collateral Agent which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by an Obligor contrary to the provisions of Section 8(f)(ii)(B) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Obligor, and shall be forthwith paid over to the Collateral Agent as Collateral in the exact form received, to be held by the Collateral Agent as Collateral and as further collateral security for the Secured Obligations.
(g)Releases of Collateral.
(i)If any Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Credit Agreement, or if any Collateral shall be released in accordance with the terms of the Credit Agreement, then in each case the Collateral Agent, at the request and sole expense of such Obligor, shall promptly execute and deliver to such Obligor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral.
(ii)The Collateral Agent may release any Pledged Equity owned by any Obligor from this Agreement or may substitute any such Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to such Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.
(h)Action by Collateral Agent.
(i)Notwithstanding anything to the contrary set forth herein, the Collateral Agent shall not (A) be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, and (B) have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Obligor or any Subsidiary that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Collateral Agent by another Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement, any other Credit Document or the Indenture, (2) the contents of any certificate, report or other document delivered under or in connection with this Agreement, any other Credit Document or the Indenture, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in this Agreement, any other Credit Document, the Indenture or the occurrence of any Default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document, the Indenture or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (5) the value or the sufficiency of any Collateral, or (6) the satisfaction of any condition set forth in this Agreement, any other Credit Document or the Indenture, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

(ii)The obligations of the Collateral Agent to the Noteholders hereunder shall be limited solely to (A) holding the Collateral for the ratable benefit of the Noteholders for so long as (1) any Note Obligations remain outstanding, and (2) such Note Obligations are secured by the Collateral, (B) subject to the terms of this Agreement, enforcing the rights of the Noteholders in their capacities as Secured Parties in respect of Collateral, and (C) distributing any proceeds received by the Collateral Agent from the sale, collection or realization of the Collateral to the Noteholders in respect of the Note Obligations in accordance with the terms of this Agreement. No Noteholder shall be entitled to exercise (or direct the Collateral Agent to exercise) any rights or remedies hereunder with respect to the Note Obligations or the Collateral, including, without limitation, the right to enforce actions pursuant to this Agreement, request any action, institute proceedings, give any instructions or notices, make any election, make collections, sell or otherwise foreclose on any portion of the Collateral or receive any payment (except for its right to receive payments in the manner expressly provided in Section 9). This Agreement shall not create any liability of the Collateral Agent or the Guaranteed Parties to the Noteholders by reason of actions with respect to the creation, perfection or continuation of the security interests on the Collateral, actions with respect to the occurrence of a Default or an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral, actions with respect to the collection of any claim for all or any part of the Note Obligations from any debtor, guarantor or any other party or the valuation, use or protection of the Collateral. By acceptance of the benefits under this Agreement, the Noteholders will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Guaranteed Parties to permit such Persons to be Secured Parties under this Agreement and are being relied upon by the Guaranteed Parties as consideration therefor.
(iii)The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Obligors of the Note Obligations.
(iv)By accepting the benefits hereof, each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision regarding the making or continuation of extensions of credit to the Obligors. By accepting the benefits hereof, each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, the Indenture, any related agreement or any document furnished hereunder or thereunder.
9.Application of Proceeds. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s election, the Collateral Agent may apply all or any part of proceeds constituting Collateral in payment of the Secured Obligations in the following order:
FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys’ fees) of the Collateral Agent under this Agreement and the other Credit Documents;
SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys’ fees) of the Administrative Agent and the Trustee, ratably among the Administrative Agent and the Trustee according to the amount of such costs and expenses then due and owing and remaining unpaid to the Administrative Agent and the Trustee;
THIRD, to the Collateral Agent, for application by it towards payment of all accrued interest and fees on or in respect of the Secured Obligations, ratably among the Secured Parties according to the amounts of interest and fees on or in respect of the Secured Obligations then due and owing and remaining unpaid to the Secured Parties;
FOURTH, to the Collateral Agent, for application by it towards payment of the outstanding principal amount of the Secured Obligations, ratably among the Secured Parties according to the outstanding principal amount of the Secured Obligations then due and owing and remaining unpaid to the Secured Parties;

FIFTH, to the Collateral Agent, for application by it to all other Secured Obligations and other obligations which shall have become due and payable and not repaid pursuant to clauses “FIRST” through “FOURTH” above, ratably among the Secured Parties according to the amount of the Secured Obligations and other obligations then due and owing and remaining unpaid to the Secured Parties; and
SIXTH, to the payment of the surplus, if any, to the Borrower Representative.
In carrying out the foregoing: (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) except as otherwise provided, the Banks (and Affiliates thereof) shall receive amounts ratably in accordance with their respective pro rata share (based on the proportion that the then outstanding Secured Obligations held by such Banks (and Affiliates thereof) bears to the aggregate amount of the Secured Obligations then outstanding) of amounts available to be applied pursuant to clauses “THIRD”, “FOURTH”, and “FIFTH” above; and (c) to the extent that any amounts available for distribution pursuant to clause “FOURTH” above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (i) first, to reimburse the applicable Issuing Bank for any drawings under such Letters of Credit, and (ii) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses “THIRD”, “FOURTH” and “FIFTH” above in the manner provided in this Section 9. Excluded Swap Obligations with respect to any Obligor shall not be paid with amounts received from such Obligor or its assets, but appropriate adjustments shall be made with respect to payments from other Obligors to preserve the allocation to Secured Obligations otherwise set forth above in this Section 9.
Notwithstanding the foregoing, Secured Obligations arising under Secured Treasury Management Agreements and Secured Swap Contracts and Bilateral Letter of Credit Obligations shall be excluded from the application described above if the Collateral Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Collateral Agent may request, from the applicable Treasury Management Bank, Swap Bank or Bilateral Letter of Credit Bank, as the case may be.
In making the determination and allocations required by this Section 9, the Collateral Agent may conclusively rely upon information supplied by the Trustee as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Note Obligations and information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information; provided that nothing in this sentence shall prevent any Obligor from contesting any amounts claimed by any Secured Party in any information so supplied.
If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Section 9.
Each of the Secured Parties hereby agrees not to challenge or question in any proceeding the validity or enforceability of this Agreement (in each case as a whole or any term or provision contained herein) or the validity of any Lien or financing statement in favor of the Collateral Agent for the benefit of all the Secured Parties as provided in this Agreement, or the equal and ratable sharing of any such Lien.
10.Continuing Agreement.
(a)This Agreement shall remain in full force and effect until the Facility Termination Date, at which time this Agreement shall be automatically terminated and the Collateral Agent shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.
(b)This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including without limitation any legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.
11.Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement; provided that (a) any update or revision to Schedule 1(b) or Schedule 2(c) delivered by any Obligor in accordance with the terms hereof shall not constitute an amendment for purposes of this Section 11 or Section 11.6 of the Credit Agreement, and (b) any update to the schedules hereto pursuant to a Joinder Agreement (as contemplated by Section 21) shall not constitute an amendment for purposes of this Section 11 or Section 11.6 of the Credit Agreement.
12.Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns.
13.Notices. All notices required or permitted to be given under this Agreement shall be given as provided in Section 11.1 of the Credit Agreement.
14.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.
15.Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
16.GOVERNING LAW; Submission to Jurisdiction; Waiver of Venue; Waiver of Jury Trial.
(a)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)The terms of Section 11.10 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
17.Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
18.Entirety. This Agreement, the other Credit Documents, the Indenture and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings, if any, including any commitment letters or correspondence relating to the Credit Documents, the Indenture any other documents relating to the Secured Obligations or the transactions contemplated herein and therein.
19.Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Agreement and the other documents relating to the Secured Obligations.
20.Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Collateral Agent or the Secured Parties under this Agreement, under any of the other Credit Documents, the Indenture or under any other document relating to the Secured Obligations.

21.Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Collateral Agent a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.
22.Rights of Required Banks. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Banks.
23.Consent of Issuers of Pledged Equity. Each issuer of Pledged Equity party to this Agreement hereby acknowledges, consents and agrees to the grant of the security interests in such Pledged Equity by the applicable Obligors pursuant to this Agreement, together with all rights accompanying such security interest as provided by this Agreement and applicable law, notwithstanding any anti-assignment provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such issuer.
[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
OBLIGORS:                    OWENS & MINOR DISTRIBUTION, INC.,
a Virginia corporation
By:
Name:
Title:
OWENS & MINOR MEDICAL, INC.,
a Virginia corporation
By:
Name:
Title:
BARISTA ACQUISITION I, LLC,
a Virginia limited liability company
By:
Name:
Title:
BARISTA ACQUISITION II, LLC,
a Virginia limited liability company
By:
Name:
Title:
O&M HALYARD, INC.,
a Virginia corporation
By:
Name:
Title:
OWENS & MINOR, INC.,
a Virginia corporation
By:
Name:
Title:

19

Security and Pledge Agreement
OWENS & MINOR, INC.

Accepted and agreed to as of the date first above written.
BANK OF AMERICA, N.A.,
as Collateral Agent
By:
Name:
Title:

SCHEDULE 1(b)
PLEDGED EQUITY

OBLIGOR: Owens & Minor, Inc.
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
Barista Acquisition I, LLC	N/A	N/A	100%	100%
Barista Acquisition II, LLC	N/A	N/A	100%	100%
Owens & Minor Healthcare Supply, Inc.	100	1	100%	100%
Owens & Minor Distribution, Inc.	N/A	N/A	100%	100%
O&M Halyard, Inc.	100	1	100%	100%
Medical Action Industries, Inc.	N/A	N/A	100%	100%
OMSolutions International, Inc.	100	1	100%	100%
OBLIGOR: Barista Acquisition I, LLC
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
O&M Byram Holdings, GP	N/A	N/A	99%	99%

OBLIGOR: Barista Acquisition II, LLC
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
O&M Byram Holdings, GP	N/A	N/A	1%	1%

OBLIGOR: Owens & Minor Distribution, Inc.
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
O&M Funding Corp.	N/A	N/A	100%	100%
Owens & Minor Medical, Inc.	N/A	N/A	100%	100%
Owens & Minor Global Resources, LLC	N/A	N/A	100%	100%
O&M Worldwide, LLC	N/A	N/A	100%	100%
Owens & Minor International Logistics, Inc.	100	1	100%	100%

OBLIGOR: O&M Halyard, Inc.
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
Halyard North Carolina, LLC	N/A	N/A	100%	100%

SCHEDULE 2(c)
COMMERCIAL TORT CLAIMS

None

SCHEDULE 3(g)
INSTRUMENTS; DOCUMENTS; TANGIBLE CHATTEL PAPER
None

SCHEDULE 3(j)
MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE; TRADENAMES
Acquisitions: None

Tradenames/DBAs:

Obligor
Owens & Minor Distribution, Inc.	OM Healthcare Logistics

EXHIBIT 4(a)(ii)
[FORM OF] IRREVOCABLE STOCK POWER
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following Capital Stock of _____________________, a ____________ [corporation][limited liability company]:
No. of Shares                Certificate No.
and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Capital Stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

By:
Name:
Title:

EXHIBIT 4(b)(i)(B)
[FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS
United States Copyright Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of April 30, 2018 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as collateral agent (the “Collateral Agent”) for the Secured Parties referenced therein, the undersigned Obligor has granted a continuing security interest in and a right to set off against the copyrights and copyright applications shown on Schedule 1 attached hereto to the Collateral Agent for the ratable benefit of the Secured Parties.
[Signature Pages Follow]

The undersigned Obligor and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Agreement, and (ii) is not to be construed as an assignment of any copyright or copyright application.
Very truly yours,
__________________________________
[Obligor]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A.,
as Collateral Agent
By:
Name:
Title:

EXHIBIT 4(b)(i)(C)
[FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of April 30, 2018 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as collateral agent (the “Collateral Agent”) for the Secured Parties referenced therein, the undersigned Obligor has granted a continuing security interest in and a right to set off against the patents and patent applications shown on Schedule 1 attached hereto to the Collateral Agent for the ratable benefit of the Secured Parties.
[Signature Pages Follow]

The undersigned Obligor and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Agreement, and (ii) is not to be construed as an assignment of any patent or patent application.
Very truly yours,
__________________________________
[Obligor]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A.,
as Collateral Agent
By:
Name:
Title:

EXHIBIT 4(b)(i)(D)
[FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of April 30, 2018 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as Collateral Agent (the “Collateral Agent”) for the Secured Parties referenced therein, the undersigned Obligor has granted a continuing security interest in and a right to set off against the trademarks and trademark applications shown on Schedule 1 attached hereto to the Collateral Agent for the ratable benefit of the Secured Parties.
[Signature Pages Follow]

The undersigned Obligor and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Agreement, and (ii) is not to be construed as an assignment of any trademark or trademark application.
Very truly yours,
__________________________________
[Obligor]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A.,
as Collateral Agent
By:
Name:
Title: